Net Loss Per Share	12 Months Ended
Dec. 31, 2015
Earnings Per Share [Abstract]
Net Loss Per Share
11.	Net Loss Per Share

Basic net loss per share is computed by dividing the net loss by the weighted-average number of common shares outstanding. Diluted net loss per share is computed similarly to basic net loss per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive. Diluted net loss per share is the same as basic net loss per share, since the effects of potentially dilutive securities are antidilutive due to the Company’s net loss.

As of December 31, 2015, 2014 and 2013, potentially dilutive securities include:

	December 31,
	2015	2014	2013
Convertible preferred stock	2,609,102	1,519,274	1,228,418
Options to purchase common stock	254,058	105,898	81,395

Total	2,863,160	1,625,172	1,309,813

Common stock to be issued in connection with the asset purchase agreement (see Note 5) and the convertible Promissory Note and warrants purchase agreement (see Note 7) were excluded from the total outstanding potentially diluted securities as the amounts of common stock to be issued were not determinable as of December 31, 2015.